F U N D P R O F I L E S

Fidelity® Municipal Money Market Fund
and
Fidelity AMT Tax-Free Money Fund

July 16, 2007

This profile summarizes key information about the funds that is included in the funds' prospectus. The funds' prospectus includes additional information about the funds, including a more detailed description of the risks associated with investing in a fund that you may want to consider before you invest. You may obtain the prospectus and other information about the funds at no cost by calling Fidelity at 1-800-544-8544 or visiting Fidelity's web site at www.fidelity.com.

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82 Devonshire Street, Boston, MA 02109

1.797374.109 SMM/MMM-prof-0707

Investment Summary

Investment Objective

Municipal Money Market Fund seeks as high a level of interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

Principal Investment Strategies

  Normally investing in municipal money market securities.
  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal income tax.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

Investment Objective

AMT Tax-Free Money Fund seeks as high a level of federally tax-exempt income as is consistent with the preservation of capital and liquidity.

Principal Investment Strategies

  Normally investing in municipal money market securities.
  Normally investing at least 80% of assets in municipal securities whose interest is exempt from federal income tax.
  Normally not investing in municipal securities whose interest is subject to federal income tax or in municipal securities whose interest is subject to the federal alternative minimum tax.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

Additional information is available in Municipal Money Market and AMT Tax-Free Money's annual and semi-annual reports to shareholders. You may obtain a free copy of each fund's annual or semi-annual report by calling 1-800-544-8544.

Principal Investment Risks

Municipal Money Market and AMT Tax-Free Money are subject to the following principal investment risks:

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities providing credit support or a maturity-shortening structure that are located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in a fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Performance

The following information is intended to help you understand the risks of investing in each fund. The information illustrates the changes in each fund's performance from year to year. Returns are based on past results and are not an indication of future performance.

Year-by-Year Returns

Municipal Money Market
Calendar Years	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
	3.32%	3.13%	2.91%	3.81%	2.53%	1.18%	0.72%	0.86%	2.07%	3.12%

During the periods shown in the chart for Municipal Money Market:	Returns	Quarter ended
Highest Quarter Return	1.00%	December 31, 2000
Lowest Quarter Return	0.14%	September 30, 2003
AMT Tax-Free Money
Calendar Years	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
	3.45%	3.26%	3.02%	3.89%	2.63%	1.28%	0.84%	0.97%	2.18%	3.20%

During the periods shown in the chart for AMT Tax-Free Money:	Returns	Quarter ended
Highest Quarter Return	1.03%	December 31, 2000
Lowest Quarter Return	0.16%	September 30, 2003

Average Annual Returns

For the periods ended June 30, 2007 	Past 1 year	Past 5 years	Past 10 years
Municipal Money Market	 3.32%	 1.80%	 2.36%
AMT Tax-Free Money	 3.39%	 1.90%	 2.47%

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for AMT Tax-Free Money do not reflect the effect of any expense reimbursements or reduction of certain expenses during the period. The annual fund operating expenses provided below for Municipal Money Market do not reflect the effect of any reduction of certain expenses during the period.

Shareholder fees (paid by the investor directly)A

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

A If the fund is your Fidelity brokerage core, you will pay fees charged in connection with certain activity in your Fidelity brokerage account directly from your fund investment. Please see your Fidelity brokerage account materials for additional information.

Annual operating expenses
(paid from fund assets)

Municipal Money Market	Management fee	0.27%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.17%
	Total annual fund operating expenses	0.44%
AMT Tax-Free Money	Management fee	0.43%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.00%
	Total annual fund operating expensesA	0.43%

A Effective October 25, 2001, FMR has voluntarily agreed to reimburse AMT Tax-Free Money to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 0.33%. This arrangement may be discontinued by FMR at any time.

This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Municipal Money Market	1 year	$ 45
	3 years	$ 141
	5 years	$ 246
	10 years	$ 555
AMT Tax-Free Money	1 year	$ 44
	3 years	$ 138
	5 years	$ 241
	10 years	$ 542

Fund Management

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston Massachusetts 02109.

As the manager, FMR has overall responsibility for directing each fund's investments and handling its business affairs.

Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for each fund. FIMM has day-to-day responsibility for choosing investments for each fund. FIMM is an affiliate of FMR.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986 to provide investment research and advice. FRAC serves as a sub-adviser for each fund and may provide investment research and advice for the funds.

Affiliates assist FMR with foreign investments:

  Fidelity International Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for each fund. FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for each fund. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Buying Shares

Each fund's shares are sold without a sales charge.

You may buy shares of the funds after reading this profile or you may request a prospectus to review before investing. If you buy shares after reviewing this profile, Fidelity will send you a prospectus with your confirmation.

The minimum initial purchase amount is $5,000 for Municipal Money Market and $25,000 for AMT Tax-Free Money, the minimum subsequent purchase amount is $500 for Municipal Money Market and $1,000 for AMT Tax-Free Money, and the minimum balance amount is $2,000 for Municipal Money Market and $10,000 for AMT Tax-Free Money.

If you buy through an investment professional, certain account features and policies may differ.

Each fund is designed to offer investors a liquid cash option and accommodates frequent trading. FMR reserves the right to impose restrictions on purchase or exchange transactions at any time.

Selling Shares

You may sell all or a portion of your shares on any business day by phone, by mail, by wire, or over the Internet through Fidelity's web site. You may also sell shares by exchange to another Fidelity fund. Both accounts must have the same registration, including name, address, and taxpayer identification number (TIN). A signature guarantee may be required in certain circumstances.

Distributions and Taxes

Distributions you receive from each fund consist primarily of dividends. Each fund normally declares dividends daily and pays them monthly.

You may elect to have your dividends and/or capital gain distributions, if any, automatically reinvested in additional shares of the fund, paid in cash, or automatically invested in shares of another identically registered Fidelity fund. If you do not indicate a choice on your application, your dividends and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund.

Each fund seeks to earn income and pay dividends exempt from federal income tax.

Income exempt from federal income tax may be subject to state or local tax. A portion of the dividends you receive may be subject to federal and state income taxes and also may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to a fund's sale of municipal bonds.

Summary of Available Services

Fidelity provides a number of services to its shareholders. Among them are:

  24 hour telephone assistance, 1-800-544-6666;
  TDD - Service for the Deaf and Hearing-Impaired
  (9:00 a.m. - 9:00 p.m. Eastern time), 1-800-544-0118;
  Fidelity's web site, www.fidelity.com;
  Fidelity Automated Service Telephone (FAST®), 1-800-544-5555;
  Walk-in Investor Centers nationwide;
  Exchange privileges among Fidelity funds;
  Regular investment and withdrawal plans; and
  Checkwriting.

New Account Information

Important Information About Opening A New Account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT) requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

When you open an account, you will be asked for your name, address, taxpayer identification number (TIN), and date of birth, as applicable, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as a driver's license.

Fidelity, Fidelity Investments and (Pyramid) Design, and FAST are registered trademarks of FMR Corp.